Exhibit 10.1

AMENDMENT NO. 4

Dated as of March 21, 2013

to

CREDIT AGREEMENT

Dated as of April 25, 2011

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of March 21, 2013 by and among Belden Inc., a Delaware corporation (the “Company”), Belden FinCo Inc., a company organized under the laws of the Province of Ontario, Canada (the “Canadian Borrower”, and together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 25, 2011 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Amendment No. 4 Date” means March 21, 2013.

“Specified Investments” means the following Investments:

(i) the Company’s 5.1% ownership interest in Hirschmann Industries GmbH purchased from Hirschmann Industries GmbH;

(ii) Belden Holdings, Inc.’s incremental 11.87% ownership interest in Belden Global C.V. acquired from CDT International Holdings LLC; and

(iii) an intercompany loan owing from Belden Global C.V. to the Company in an aggregate principal amount not to exceed €300,000,000 made on or about the Amendment No. 4 Date.

(b) Clause (b) of the definition of “Permitted Investments” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) (i) Investments existing on the date hereof and set forth on Schedule 6.04, (ii) loans existing immediately prior to the Amendment No. 4 Date (other than the BV Intercompany Loan) by Domestic Loan Parties to Foreign Subsidiaries (and extensions, renewals and replacements of such loans, or recharacterizations of such loans as equity), provided that the aggregate outstanding amount of such loans described in this clause (ii) does not at any time exceed $285,000,000 minus the amount of any such loan that has been recharacterized as equity, determined immediately prior to such recharacterization, (iii) the BV Intercompany Loan, and (iv) the Specified Investments;

(c) Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals, refinancings and replacements of any such Indebtedness with Indebtedness of a similar type (which Indebtedness of a similar type shall include, for both Subordinated Indebtedness and Senior Refinancing Indebtedness, any Subordinated Indebtedness or Senior Refinancing Indebtedness from a refinancing permitted by Section 6.09) that do not increase the outstanding principal amount thereof beyond the Permitted Refinancing Amount, it being understood and agreed that nothing in this clause (i) shall prohibit the Company from paying any premiums, penalties or similar payments thereon, and fees and expenses in connection with any such refinancings, in cash rather than by incurring incremental Indebtedness therefor; (ii) Indebtedness existing immediately prior to the Amendment No. 4 Date (other than the BV Intercompany Loan) of Foreign Subsidiaries owing to Domestic Loan Parties (and extensions, renewals and replacements of such loans), provided that the aggregate outstanding amount of such Indebtedness described in this clause (ii) does not at any time exceed $285,000,000 minus the amount of any such loan that has been recharacterized as equity, determined immediately prior to such recharacterization; (iii) the BV Intercompany Loan; and (iv) any Specified Investments to the extent constituting Indebtedness;

(d) The parenthetical appearing in Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(other than the Indebtedness described in clauses (b)(ii), (b)(iii) and (b)(iv) above)”

(e) Section 6.03(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) (A) any Subsidiary may sell, transfer, lease, distribute, dividend, or otherwise dispose of its assets, to a Loan Party, (B) any Subsidiary that is not a Loan Party may sell, transfer, lease, distribute, dividend, or otherwise dispose of its assets to another Subsidiary that is not a Loan Party and (C) the Company may sell, transfer, lease, distribute, dividend, or otherwise dispose of certain foreign assets to Belden Europe B.V. for any type of consideration in the approximate amount of €50,000,000;

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2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors; and

(c) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent and Arranger) in connection with the Credit Agreement, this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by such Borrower and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (a) do not require any material consent or material approval of, material registration or material filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (b) will not violate (i) any material law or material regulation or (ii) the charter, by-laws or other organizational documents of such Borrower or any of its Subsidiaries or (iii) any material order of any Governmental Authority applicable to such Borrower and its Subsidiaries, (c) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon such Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by such Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries, other than Liens created under the Loan Documents and, with respect to the use of proceeds thereof, other than a Lien permitted by Section 6.02 of the Credit Agreement.

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(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of (or made with respect to) such Borrower set forth in the Credit Agreement, as amended hereby, and each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Each Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BELDEN INC.,
as the Company

By:	/s/ Kevin Bloomfield
Name:	Kevin L. Bloomfield
Title:	Senior Vice President, Secretary and General Counsel

By:	/s/ Michelle H. Long
Name:	Michelle H. Long
Title:	Vice President, Tax

BELDEN FINCO INC., as the Canadian Borrower

By:	/s/ Michelle H. Long
Name:	Michelle H. Long
Title:	President

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Lender

By:	/s/ Steve Voigt
Name:	Steve Voigt
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Olson
Name:	Matthew Olson
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Engel
Name:	Patrick D. Engel
Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Ahu Gures
Name:	Ahu Gures
Title:	Vice President

CITIBANK, N.A., CANADIAN BRANCH as a Lender

By:	/s/ Jawdat Sha’sha’a
Name:	Jawdat Sha’sha’a
Title:	Authorised Signer

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas S. Sherman
Name:	Thomas S. Sherman
Title:	Senior Vice President

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Nazmin Adatia
Name:	Nazmin Adatia
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lisa A. Garling
Name: Lisa A. Garling
Title: Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

COMERICA BANK, as a Lender

By:	/s/ Mark J. Leveille
Name: Mark J. Leveille
Title: Vice President

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary Ann Lemonds
Name: Mary Ann Lemonds
Title: Vice President

FIFTH THIRD BANK, CANADIAN BRANCH, as a Lender

By:	/s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title: Managing Director & Principal Officer

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

BANK OF MONTREAL, as a Lender

By:	/s/ Mark Piekos
Name: Mark Piekos
Title: Managing Director

Signature Page to Amendment No. 4 to Credit Agreement

Belden Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, Belden FinCo Inc., a company organized under the laws of the Province of Ontario, Canada, the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 4 is dated as March 21, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty or the Collateral Documents and other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Each of the undersigned hereby represents and warrants for itself on and as of the date hereof that each representation and warranty by the undersigned in each Loan Document to which it is a party is true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 21, 2013

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BELDEN 1993 LLC

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN CDT NETWORKING, INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN HOLDINGS, INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN WIRE & CABLE COMPANY LLC

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

CDT INTERNATIONAL HOLDINGS LLC

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

BELDEN CANADA INC.

By:	/s/ Brian E. Anderson
Name: Title:	Brian E. Anderson Secretary

Signature Page to Consent and Reaffirmation to

Amendment No. 4 to Credit Agreement

Belden Inc.

CDT International Holdings LLC
in its capacity as general partner of
BELDEN GLOBAL C.V.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

PPC BROADBAND, INC.

By:	/s/ Brian E. Anderson
Name:	Brian E. Anderson
Title:	Secretary

Signature Page to Consent and Reaffirmation to

Amendment No. 4 to Credit Agreement

Belden Inc.